                                                                  Exhibit 10.26

                            INDEMNIFICATION AGREEMENT

         This INDEMNIFICATION AGREEMENT (this "AGREEMENT") is made and entered into as of this _____ day of ___________, by and between @Entertainment, Inc., a Delaware corporation (the "Company"), and [ NAME ] ("Indemnitee").

         WHEREAS, highly competent persons have become more reluctant to serve publicly-held corporations as directors or in other capacities unless they are provided with adequate protection through insurance and adequate indemnification against inordinate risks of claims and actions against them arising out of their service to and activities on behalf of the corporation;

         WHEREAS, the Board has determined that the increased difficulty in attracting and retaining such persons is detrimental to the best interests of the Company's stockholders and that the Company should act to assure such persons that there will be increased certainty of such protection in the future;

         WHEREAS, it is reasonable, prudent and necessary for the Company contractually to obligate itself to indemnify such persons to the fullest extent permitted by applicable law so that they will serve or continue to serve the Company free from undue concern that they will not be so indemnified; and

         WHEREAS, Indemnitee is willing to serve, continue to serve and to take on additional service for or on behalf of the Company on the condition that he be so indemnified;

         NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the Company and Indemnitee, intending to be legally bound, do hereby covenant and agree as follows:

         SECTION 1.  DEFINITIONS.  For purposes of this Agreement:

         (a)      "BOARD" means the board of directors of the Company.

         (b) "CHANGE IN CONTROL" means a change in control of the Company occurring after the Effective Date of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not the Company is then subject to such reporting requirement; PROVIDED, HOWEVER, that, without limitation, such a Change in Control shall be deemed to



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have occurred if after the Effective Date: (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities without the prior approval of at least two-thirds of the members of the Board in office immediately prior to such person attaining such percentage interest; (ii) there occurs a proxy contest, or the Company is a party to a merger, consolidation, sale of assets, plan of liquidation or other reorganization not approved by at least two-thirds of the members of the Board then in office, as a consequence of which members of the Board in office immediately prior to such transaction or event constitute less than a majority of the Board thereafter; or
(iii) during any period of two consecutive years, other than as a result of an event described in clause (b)(ii) of this Section 1, individuals who at the beginning of such period constituted the Board (including for this purpose any new director whose election or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board.

         (c) "CORPORATE STATUS" describes the status of a person who is or was a director, officer, employee or agent of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person is or was serving at the request of the Company.

         (d) "DISINTERESTED DIRECTOR" means a director of the Company who is not and was not a party to a Proceeding in respect of which indemnification is sought by Indemnitee.

         (e) "EFFECTIVE DATE" means ________________.

         (f) "EXPENSES" shall include all reasonable attorneys' fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other reasonable disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, or otherwise participating in, a Proceeding.

         (g) "INDEPENDENT COUNSEL" means a law firm, or a member of a law firm, that is experienced in matters of corporate law and neither presently is, nor in the past five (5) years has been, retained to represent: (i) the Company or Indemnitee in any matter material to either such party; or (ii) any other party to a Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person, who, under the applicable standards of professional conduct


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then prevailing, would have a conflict of interest in representing either the
Company or Indemnitee in an action to determine Indemnitee's rights under this Agreement.

         (h) "PROCEEDING" includes any action, suit, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing or any other proceeding, whether civil, criminal, administrative or investigative, except one
(i) initiated by Indemnitee pursuant to Section 11 of this Agreement to enforce his rights under this Agreement or (ii) pending on or before the Effective Date.

         SECTION 2. SERVICES BY INDEMNITEE. Indemnitee agrees to serve as a director, officer, employee or agent of the Company. Indemnitee may, at any time and for any reason, resign from such position (subject to any other contractual obligation or any obligation imposed by operation of law), in which event the Company shall have no obligation under this Agreement to continue Indemnitee in such position. This Agreement shall not be deemed an employment contract between the Company (or any of its subsidiaries) and Indemnitee. Indemnitee specifically acknowledges that Indemnitee's employment with the Company (or any of its subsidiaries), if any, is at will, and the Indemnitee may be discharged at any time for any reason, with or without cause, except as may be otherwise provided in any written employment contract between Indemnitee and the Company (or any of its subsidiaries), other applicable formal severance policies duly adopted by the Board, or, with respect to service as a director of the Company, by the Company's Certificate of Incorporation, Bylaws, and the General Corporation Law of the State of Delaware. The foregoing notwithstanding, this Agreement shall continue in force after Indemnitee has ceased to serve as an officer, director, agent or employee of the Company.

         SECTION 3. INDEMNIFICATION - GENERAL. The Company shall indemnify, and advance Expenses to, Indemnitee (a) as provided in this Agreement and (b) (subject to the provisions of this Agreement) to the fullest extent permitted by applicable law in effect on the date hereof and as amended from time to time. The rights of Indemnitee provided under the preceding sentence shall include, but shall not be limited to, the rights set forth in the other sections of this Agreement.

         SECTION 4. PROCEEDINGS OTHER THAN PROCEEDINGS BY OR IN THE RIGHT OF THE COMPANY. Indemnitee shall be entitled to the rights of indemnification provided in this Section 4 if, by reason of his Corporate Status, he is, or is threatened to be made, a party to or a participant in any threatened, pending or completed Proceeding, other than a Proceeding by or in the right of the Company. Pursuant to this Section 4, Indemnitee shall be indemnified against all Expenses, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with such Proceeding or any claim, issue or matter therein, if he acted in good faith and in a manner he reasonably believed to


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

be in or not opposed to the best interests of the Company and, with respect to any criminal Proceeding, had no reasonable cause to believe his conduct was unlawful.

         SECTION 5. PROCEEDINGS BY OR IN THE RIGHT OF THE COMPANY. Indemnitee shall be entitled to the rights of indemnification provided in this Section 5 if, by reason of his Corporate Status, he is, or is threatened to be made, a party to or a participant in any threatened, pending or completed Proceeding brought by or in the right of the Company to procure a judgment in its favor. Pursuant to this Section 5, Indemnitee shall be indemnified against all Expenses actually and reasonably incurred by him or on his behalf in connection with such Proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company; PROVIDED, HOWEVER, that, if applicable law so provides, no indemnification against such Expenses shall be made in respect of any claim, issue or matter in such Proceeding as to which Indemnitee shall have been adjudged to be liable to the Company unless and to the extent that the court in which such Proceeding shall have been brought or is pending shall determine that such indemnification may be made.

         SECTION 6. INDEMNIFICATION FOR EXPENSES OF A PARTY WHO IS WHOLLY OR PARTLY SUCCESSFUL. In addition to indemnification authorized under any other provision of this Agreement, to the extent that Indemnitee is, by reason of his Corporate Status, a party to (or a participant in) and is successful, on the merits or otherwise, in defense of any Proceeding, he shall be indemnified against all Expenses actually and reasonably incurred by him or on his behalf in connection therewith. If Indemnitee is not wholly successful in defense of such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall indemnify Indemnitee against all Expenses actually and reasonably incurred by him or on his behalf in connection with each successfully resolved claim, issue or matter. The parties hereto shall make a reasonable allocation of those Expenses that relate to each such claim, issue or matter. For purposes of this section and without limitation, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter.

         SECTION 7. INDEMNIFICATION FOR EXPENSES OF A WITNESS. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of his Corporate Status, a witness in any Proceeding to which Indemnitee is not a party, he shall be indemnified against all Expenses actually and reasonably incurred by him or on his behalf in connection therewith.

         SECTION 8. ADVANCEMENT OF EXPENSES. The Company shall advance all reasonable Expenses incurred by or on behalf of Indemnitee in connection with any Proceeding within ten (10) days after the receipt by the Company of a statement or statements from Indemnitee


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requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall evidence the Expenses reasonably incurred by Indemnitee and shall include or be preceded or accompanied by an undertaking by or on behalf of Indemnitee to repay any Expenses advanced if it shall ultimately be determined that Indemnitee is not entitled to be indemnified against such Expenses.

         SECTION 9.  PROCEDURE FOR DETERMINATION OF ENTITLEMENT TO
                     INDEMNIFICATION.

         (a) To obtain indemnification under this Agreement, Indemnitee shall submit to the Company a written request, including therein or therewith such documentation and information as is reasonably available to Indemnitee and is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification.

         (b) Upon written request by Indemnitee for indemnification pursuant to the first sentence of Section 9(a) hereof, a determination, if required by applicable law, with respect to Indemnitee's entitlement thereto shall be made in the specific case: (i) if a Change in Control shall have occurred, by Independent Counsel in a written opinion to the Board, a copy of which shall be delivered to Indemnitee; or (ii) if a Change of Control shall not have occurred,
(A) by a majority vote of the Disinterested Directors, even though less than a quorum of the Board, or (B) if there are no such Disinterested Directors or, if such Disinterested Directors so direct, by Independent Counsel in a written opinion to the Board, a copy of which shall be delivered to Indemnitee or (C) if so directed by the Board, by the stockholders of the Company; and, if it is so determined that Indemnitee is entitled to indemnification, payment to Indemnitee shall be made within ten (10) days after such determination. Indemnitee shall cooperate with the person, persons or entity making such determination with respect to Indemnitee's entitlement to indemnification, including providing to such person, persons or entity upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee and reasonably necessary to such determination. Such determination shall be made as promptly as is reasonably practicable, taking into account all facts and circumstances. Any reasonable costs or expenses (including reasonable attorneys' fees and disbursements) actually incurred by Indemnitee in so cooperating with the person, persons or entity making such determination shall be borne by the Company (irrespective of the determination as to Indemnitee's entitlement to indemnification) and the Company hereby indemnifies and agrees to hold Indemnitee harmless therefrom.

         (c) In the event the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 9(b) hereof, the Independent Counsel shall be selected as provided in this Section 9(c). If a Change of Control shall not have occurred, the


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Independent Counsel shall be selected by the Board, and the Company shall give written notice to Indemnitee advising him of the identity of the Independent Counsel so selected. If a Change of Control shall have occurred, the Independent Counsel shall be selected by Indemnitee (unless Indemnitee shall request that such selection be made by the Board, in which event the preceding sentence shall apply), and Indemnitee shall give written notice to the Company advising it of the identity of the Independent Counsel so selected. In either event, Indemnitee or the Company, as the case may be, may, within ten (10) days after such written notice of selection shall have been given, deliver to the Company or to Indemnitee, as the case may be, a written objection to such selection; PROVIDED, HOWEVER, that such objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of "Independent Counsel" as defined in Section 1 of this Agreement, and the objection shall set forth with particularity the factual basis of such assertion. If such written objection is so made and substantiated, the Independent Counsel so selected may not serve as Independent Counsel unless and until such objection is withdrawn or a court has determined that such objection is without merit. If, within thirty
(30) days after submission by Indemnitee of a written request for indemnification pursuant to Section 9(a) hereof, no Independent Counsel shall have been selected and not objected to, either the Company or Indemnitee may petition any court of competent jurisdiction for resolution of any objection which shall have been made by the Company or Indemnitee to the other's selection of Independent Counsel and/or for the appointment as Independent Counsel of a person selected by the court or by such other person as the court shall designate, and the person with respect to whom all objections are so resolved or the person so appointed shall act as Independent Counsel under Section 9(b) hereof. The Company shall pay any and all reasonable fees and Expenses of Independent Counsel incurred by such Independent Counsel in connection with acting pursuant to Section 9(b) hereof, and the Company shall pay all reasonable fees and Expenses incident to the procedures of this Section 9(c), regardless of the manner in which such Independent Counsel was selected or appointed. Upon the due commencement of any judicial proceeding or arbitration pursuant to Section 11(a)(iii) of this Agreement, Independent Counsel shall be discharged and relieved of any further responsibility in such capacity (subject to the applicable standards of professional conduct then prevailing).

         SECTION 10.  PRESUMPTIONS AND EFFECT OF CERTAIN PROCEEDINGS.

         If a Change of Control shall have occurred, in making a determination with respect to entitlement to indemnification hereunder, the person or persons or entity making such determination shall presume that Indemnitee is entitled to indemnification under this Agreement if Indemnitee has submitted a request for indemnification in accordance with Section 9(a) of this Agreement, and the Company shall have the burden of proof to overcome that presumption in connection with the making by any person, persons or entity of any determination contrary to that presumption.


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


         The termination of any Proceeding or of any claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of NOLO CONTENDERE or its equivalent, shall not (except as otherwise expressly provided in this Agreement) of itself adversely affect the right of Indemnitee to indemnification or create a presumption that Indemnitee did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company or, with respect to any criminal Proceeding, that Indemnitee had reasonable cause to believe that his conduct was unlawful.

         SECTION 11.  REMEDIES OF INDEMNITEE.

         (a) In the event that (i) a determination is made pursuant to Section 9 of this Agreement that Indemnitee is not entitled to indemnification under this Agreement, (ii) advancement of Expenses is not timely made pursuant to Section 8 of this Agreement, (iii) no determination of entitlement to indemnification shall have been made pursuant to Section 9(b) of this Agreement within 90 days after receipt of the Company of the request for indemnification, (iv) payment of indemnification is not made pursuant to Section 6 or 7 of this Agreement within ten (10) days after receipt by the Company of a written request therefor or (v) payment of indemnification is not made within ten (10) days after a determination has been made that Indemnitee is entitled to indemnification, Indemnitee shall be entitled to an adjudication by a court of competent jurisdiction of his entitlement to such indemnification or advancement of Expenses. Alternatively, Indemnitee, at his option, may seek an award in arbitration to be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. Indemnitee shall commence such proceeding seeking an adjudication or an award in arbitration within one hundred eighty (180) days following the date on which Indemnitee first has the right to commence such proceeding pursuant to this Section 11(a); PROVIDED, HOWEVER, that the foregoing clause shall not apply in respect of a proceeding brought by Indemnitee to enforce his rights under Section 6 of this Agreement.

         (b) In the event that a determination shall have been made pursuant to
Section 9(b) of this Agreement that Indemnitee is not entitled to indemnification, any judicial proceeding or arbitration commenced pursuant to this Section 11 shall be conducted in all respects as a DE NOVO trial, or arbitration, on the merits and the Indemnitee shall not be prejudiced by reason of that adverse determination. If a Change of Control shall have occurred, in any judicial proceeding or arbitration commenced pursuant to this Section 11 the Company shall have the burden of proving that Indemnitee is not entitled to indemnification or advancement of Expenses, as the case may be.

         (c) If a determination shall have been made pursuant to Section 9(b) of this Agreement that Indemnitee is entitled to indemnification, the Company shall be bound by such determination in any judicial proceeding or arbitration commenced pursuant to this


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Section 11, absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee's statement not materially misleading, in connection with the request for indemnification, or
(ii) a prohibition of such indemnification under applicable law.

         (d) In the event that Indemnitee, pursuant to this Section 11, seeks a judicial adjudication of or an award in arbitration to enforce his rights under, or to recover damages for breach of, this Agreement, Indemnitee shall be entitled to recover from the Company, and shall be indemnified by the Company against, any and all Expenses actually and reasonably incurred by him in such judicial adjudication or arbitration, but only if he prevails therein. If it shall be determined in said judicial adjudication or arbitration that Indemnitee is entitled to receive part but not all of the indemnification or advancement of Expenses sought, the Expenses incurred by Indemnitee in connection with such judicial adjudication or arbitration shall be appropriately prorated.

         SECTION 12. SELECTION OF COUNSEL. In the event the Company shall be obligated under this Agreement to pay the Expenses of any Proceeding against Indemnitee, the Company, if appropriate, shall be entitled to assume the defense of such Proceeding, with counsel approved by Indemnitee, which approval shall not be unreasonably withheld, upon the delivery to Indemnitee of written notice of its election so to do. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same proceeding, provided that (i) Indemnitee shall have the right to employ his counsel in any such proceeding at Indemnitee's expense; and (ii) if (A) the employment of counsel by Indemnitee has been previously authorized by the Company, (B) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense or (C) the Company shall not, in fact, have employed counsel to assume the defense of such proceeding, then the fees and Expenses of Indemnitee counsel shall be at the expense of the Company.

         SECTION 13. MUTUAL ACKNOWLEDGMENT. Both the Company and Indemnitee acknowledge that in certain instances Federal law or applicable public policy may prohibit the Company from indemnifying its directors and officers under this Agreement or otherwise. Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company's right under public policy to indemnify Indemnitee.


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         SECTION 14. NON-EXCLUSIVITY; SURVIVAL OF RIGHTS; INSURANCE;
                     SUBROGATION.

         (a) The rights of indemnification and to receive advancement of Expenses as provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled under applicable law, the Certificate of Incorporation, the Bylaws, any agreement, a vote of stockholders or a resolution of directors, or otherwise. No amendment, alteration or repeal of this Agreement or of any provision hereof shall limit or restrict any right of Indemnitee under this Agreement or of any provision hereof in respect of any action taken or omitted by such Indemnitee in his Corporate Status prior to such amendment, alteration or repeal.

         (b) To the extent that the Company maintains an insurance policy or policies providing liability insurance for directors, officers, employees or agents of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person serves at the request of the Company, Indemnitee shall have the status as an insured under such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any such director, officer, employee or agent under such policy or policies.

         (c) In the event of any payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and take all actions necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

         (d) The Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

         (e) The Company's obligation to indemnify or advance Expenses hereunder to Indemnitee who is or was serving at the request of the Company as a director, officer, employee or agent of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall be reduced by any amount Indemnitee has actually received as indemnification or advancement of Expenses from such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise.

         SECTION 15. DURATION OF AGREEMENT. This Agreement shall continue until and terminate upon the later of: (a) ten (10) years after the date that Indemnitee shall have ceased to serve as a director, officer, employee or agent of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which Indemnitee


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served at the request of the Company (the "ANNIVERSARY DATE"); or (b) the final termination of any Proceeding then pending on the Anniversary Date in respect of which Indemnitee is granted rights of indemnification or advancement of Expenses hereunder and of any proceeding commenced by Indemnitee pursuant to Section 11 of this Agreement relating thereto. This Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of Indemnitee and his heirs, executors and administrators.

         SECTION 16. SEVERABILITY. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including, without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; (b) such provision or provisions shall be deemed reformed to the extent necessary to conform to applicable law and to give the maximum effect to the intent of the parties hereto; and (c) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested thereby.

         SECTION 17. EXCEPTION TO RIGHT OF INDEMNIFICATION OR ADVANCEMENT OF EXPENSES. Notwithstanding any other provision of this Agreement, Indemnitee shall not be entitled to indemnification or advancement of Expenses under this Agreement with respect to any Proceeding brought by Indemnitee, or any claim therein prior to a Change in Control, unless the bringing of such Proceeding or making of such claim shall have been approved by the Board.

         SECTION 18. IDENTICAL COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

         SECTION 19. HEADINGS. The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

         SECTION 20. MODIFICATION AND WAIVER. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a


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

waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

         SECTION 21. NOTICE BY INDEMNITEE. Indemnitee agrees to notify promptly the Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or matter which may be subject to indemnification or advancement of Expenses covered hereunder.

         SECTION 22. NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by hand or air courier and receipted for by the party to whom said notice or other communication shall have been directed or
(ii) mailed by certified or registered mail, with postage prepaid, on the fifth
(5th) business day after the date on which it is so mailed:

         If to Indemnitee, to:

         Name
         Street Address
         City, State, Zip Code

         If to the Company, to:

or to such other address as may have been furnished to Indemnitee by the Company or to the Company by Indemnitee, as the case may be, in accordance with the foregoing requirements.

         SECTION 23. CONTRIBUTION. To the fullest extent permissible under the applicable law, if the indemnification provided for in this Agreement is unavailable to Indemnitee for any reason whatsoever, the Company, in lieu of indemnifying Indemnitee, shall contribute to the amount incurred by Indemnitee, whether for judgments, fines, penalties, excise taxes, amounts paid or to be paid in settlement and/or for Expenses, in connection with any claim relating to an indemnifiable event under this Agreement, in such proportion as is deemed fair and reasonable in light of all of the circumstances of such Proceeding in order to reflect (i) the relative benefits received by the Company and Indemnitee as a result of the event(s) and/or transaction(s) giving cause to such Proceeding, and /or (ii) the relative fault of the Company (and its directors, officers, employees and agents) and Indemnitee in connection with such event(s) and/or transaction(s).

         SECTION 24. GOVERNING LAW. This Agreement and the legal relations among the parties shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to its conflict of laws rules.


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         SECTION 25.  MISCELLANEOUS.  Use of the masculine pronoun shall be deemed to include usage of the feminine pronoun where appropriate.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.


                                  INDEMNITEE:



                                  _________________________________________


                                  COMPANY:



                                  By:______________________________________

                                  Its:_____________________________________



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